                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              February 24, 2000


                            W.R. BERKLEY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                                             0-7849                        22-1867895
(State or Other Jurisdiction of                         (Commission File No.)              (IRS Employer
Incorporation)                                                                           Identification Number)


165 Mason Street, P.O. Box 2518, Greenwich, CT                                             06836-2518
(Address of Principal Executive Offices)                                                   (Zip Code)



Registrant's telephone number, including area code   (203) 629-3000


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

         Reference is made to the press release of Registrant, issued on February 24, 2000, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         W.R. BERKLEY CORPORATION
                                         ------------------------
                                         (Registrant)



February 25, 2000               By:      /s/ Eugene G. Ballard
                                         ------------------------
                                             Eugene G. Ballard
                                             Senior Vice President,
                                             Chief Financial Officer and
                                             Treasurer

                                  EXHIBIT INDEX



Exhibits:

99.1     Press Release dated February 24, 2000